SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 6, 2002


                        HUADING FINANCIAL NETWORKS, INC.
             (Exact name of registrant as specified in its charter)



           Nevada                        000-27301           91-1932118
           ------                        ---------           ----------
(State or other jurisdiction of        (Commission        (I.R.S. Employer
incorporation or organization)          File Number)       Identification No.)



 37/F, ShenFang Plaza, No. 3005, Renmin Road South, Shenzhen 518005, P.R. China
                                 (86)755-82352093
          (Address and telephone number of principal executive offices)

Item 4. Changes in Registrant's Certifying Accountants.

     Effective May 16, 2000, Merri Nickerson, CPA ("MN"), resigned as the independent accountant for Huading Financial Networks, Inc., formerly known as Centrock Incorporated (the "Registrant"). The Registrant did not engage another independent accountant to perform its audit for fiscal years ended December 31 2001 or 2000. Effective March 6, 2002, Grant Thornton International ("GT") was engaged as the principal independent accountant. GT has been engaged to audit the fiscal years ended December 31, 2001 and 2000. The decision to change auditors was approved by the full board of directors of the Registrant.

     During the Registrant's fiscal year ended December 31, 1999, and the period from October 20, 1998 to December 31, 1999, and the subsequent interim period prior to May 16, 2000, there were no disagreements with MN on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to MN 's satisfaction would have caused it to make a reference to the subject matter of the disagreements in connection with its reports. During these periods, there were no "reportable events" described under Item 304(a)(1)(iv) of Regulation S-B.

     The audit report of MN on the financial statements of the Registrant as of and for the fiscal year ended December 31, 1999 and for the period from October 20, 1998 to December 31, 1998, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Registrant has authorized MN to respond fully to the inquires of GT and has requested that MN provide the Registrant with a letter addressed to the Securities and Exchange Commission stating whether she agrees with the above statements. A copy of that letter, dated May 7, 2002, is filed as exhibit 16.1 to this Form 8-K.

     During the Registrant's two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through March 6, 2002, the Registrant did not consult with GT regarding any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

     The following exhibit is filed with this Form 8-K:

     16.1 Letter of Merri Nickerson, CPA regarding change in certifying accountant.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   May 6, 2002                        HUADING FINANCIAL NETWORKS, INC.

                                            /s/ Li Shuzhong

                                            Li Shuzhong
                                            President

                              Merri Nickerson, CPA
                                4711 S. Farr Rd.
                                Spokane, WA 99206
                                 (509) 928-2495
                               FAX (509) 892-2166

May 7 2002

Securities and Exchange Commission
Washington, D.C.  20549

Re:  Huading Financial Networks, Inc.
     Commissioner File No. 000-27301
                           ---------

Dear Sir or Madam:

We have read Item 4 of the Form 8-K of Huading Financial Networks, Inc. dated May 6, 2002, and agree with the statements concerning our firm contained therein.

Very truly yours,

/s/ Merri Nickerson CPA

Merri Nickerson, CPA